UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities exchange act of 1934

Date of report (Date of earliest event reported): March 16, 2005

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

(972) 728-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Presentation to the Piper Jaffray 16th Annual Conference

Item 7.01 Regulation FD Disclosure.

On March 16, 2005, Timothy A. Bienek, the Chief Financial Officer of Affirmative Insurance Holdings, Inc., will make a presentation at the Piper Jaffray 16th Annual Financial Services Conference. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Affirmative’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	Number	Exhibit

	99.1	Presentation to the Piper Jaffray 16th Annual Financial Services Conference

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By: /s/ Timothy A. Bienek
Timothy A. Bienek Executive Vice President and Chief Financial Officer

Date: March 16, 2005

Number	Exhibit

99.1	Presentation to the Piper Jaffray 16th Annual Financial Services Conference